UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2023

TRULEUM, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14143 Denver West Blvd.Ste.100, Golden CO	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-819-0604

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act. None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                                                                                                   Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

On September 6, 2023, Truleum, Inc. (the “Company”) entered into a Purchase and Sale Agreement (“PSA”) with NJW Oklahoma Acquisitions Company, Inc. (“NJW”). Under the terms of the PSA, the Company was to have acquired leases and related assets to certain oil and gas wells located in Noble, Kay, Payne and Pawnee, Oklahoma as more fully described in the PSA (the “Ambassador Project”) in addition to the working interests therein. Under the PSA the Company was obligated to make a cash payment of $6,500,000 and payment of approximately $100,000 for bonds required by the Bureau of Indian Affairs and Bureau of Land Management with a closing by September 29, 2023. The PSA has been terminated as a result of unavailability of financing for the Ambassador Project.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On October 16, 2023 the Company engaged Liquid Gold Technologies, Inc. (“LGT”) to conduct an engineering reserve report. The report dated October 16, 2023, with an effective date of December 31, 2022, lists the following reserves:

Reserves Category	Reserves
	Oil (bbls)*	Natural Gas (mcf)**
PROVED
Developed:
United States	68,460	448,800
Undeveloped:
United States	0	0
TOTAL PROVED	68,460	448,800
PROBABLE
Developed	48,100	86,070
Undeveloped	1,428,890	4,732,340
POSSIBLE
Developed
Undeveloped	not assessed	not assessed

* a unit of measurement meaning one barrel of crude oil.
** a unit of measurement used for natural gas representing the volume of a thousand cubic feet.

The report excludes the subsequently announced quitclaim title to various tracts of the Logan Project covering approximately 400 additional acres. Ownership of the additional acres has now been clarified adding the approximate 400 acres covering 9 well bores owned and operated by the Company.

The forgoing descriptions of the Company’s current reserve report, prepared prior to the acquisition of the additional 400 acres of Logan Project quitclaim deeds, are subject to and qualified in their entirety by the full text of the Reserve Report filed as Exhibit 10.1 to this Current report on Form 8-K, which is incorporated herein by reference.

On November 6, 2023 the Company issued a press release announcing the acquisition of quitclaim deeds for 400 additional acres the Logan Project. A copy of the press release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Section 9 Financial Statements and Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1 99.1 104
Liquid Gold Technologies Corporation Reserve Report Dated October 16, 2023, Effective December 31, 2022
Press Release Dated November 6, 2023
Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Dated: November 6, 2023

TRULEUM, INC.

/s/ Jay Leaver
Jay Leaver, President